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                                                                  EXHIBIT 10(B)

            [JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY LETTERHEAD]

                                                               April 20, 1998

SECURITIES & EXCHANGE COMMISSION
450 Fifth Street, N.W.
Washington, DC 20549

RE: John Hancock Variable Annuity Account I
  File Nos. 33-82648 and 811-8696

Dear Commissioners:

  This opinion is being furnished with respect to the filing of Post-Effective Amendment No. 5 under the Securities Act of 1933 (Post-Effective Amendment No. 9 under the Investment Company Act of 1940) of the Form N-4 Registration Statement of John Hancock Variable Annuity Account I as required by Rule 485 under the 1933 Act.

  I have acted as counsel to Registrant for the purpose of preparing this Post-Effective Amendment which is being filed pursuant to paragraph (b) of Rule 485 and hereby represent to the Commission that in my opinion this Post-Effective Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b).

  We hereby consent to the filing of this opinion with and as a part of this Post-Effective Amendment to Registrant's Registration Statement with the Commission.

                                          Very truly yours,

                                          /s/ SANDRA M. DaDALT

                                          Sandra M. DaDalt
                                          Counsel